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                                                                   Exhibit 10.2


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                    AMENDMENT NO. 1 TO THE GUARANTY AGREEMENT


                          Dated as of October 31, 1997


                        (amending the Guaranty Agreement
                         dated as of December 13, 1995)


                                     between


                        FORE SYSTEMS HOLDING CORPORATION,

                                  as Guarantor


                    MELLON FINANCIAL SERVICES CORPORATION #4,

                               as Tranche B Lender

                                       and

                               MELLON BANK, N.A.,

                               as Tranche A Lender





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                    AMENDMENT NO. 1 TO THE GUARANTY AGREEMENT



     THIS AMENDMENT NO. 1 TO THE GUARANTY AGREEMENT dated as of October 31, 1997 (this "Amendment"), among FORE SYSTEMS HOLDING CORPORATION, a Delaware corporation, as Guarantor (hereunder the "Guarantor"); MELLON FINANCIAL SERVICES CORPORATION #4, a Pennsylvania corporation, as the Tranche B Lender (the "Tranche B Lender"); and MELLON BANK, N.A., a national banking association ("Mellon"), as Tranche A Lender (the "Tranche A. Lender").


                              W I T N E S S E T H:


     WHEREAS, Lessor, the Tranche A Lender, the Tranche B Lender and the Borrower intend to enter into a certain Amended and Restated Term Loan Agreement, dated as of October 31, 1997 (the "Loan Agreement");

     WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Amendment; and

     WHEREAS, it is in the best interests of the Guarantor to execute this Amendment inasmuch as the Guarantor will derive substantial benefits from the transactions contemplated by the Refinancing Loan Documents;

     NOW, THEREFORE, in consideration of the mutual terms and conditions herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1. Use of Defined Terms; Rules of Usage. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in Appendix I to the Participation Agreement (as amended by Amendment No. 1 to the Participation Agreement, dated as of October 31, 1997) shall have such meanings when used in this Amendment. The rules of interpretation set forth in Appendix I to the Participation Agreement shall apply to this Amendment.

     SECTION 1.2. Certain Defined Terms. The following terms (whether or not underscored) when used in this Amendment, including its preamble and recitals, shall, except



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where the context otherwise requires, have the following meanings
(such meanings to be equally applicable to the singular and plural forms thereof):

     "Amendment" is defined in the preamble.

     "Amendment No. 1 to the Participation Agreement" means that certain Amendment No. 1 to the Participation Agreement dated as of October 31, 1997 among FORE Systems, Inc., a Delaware corporation, as Lessee, Guarantor and Construction Agent; Wilmington Trust Company, not in its individual capacity, except as expressly stated therein, but solely as trustee of Brush Creek Business Trust, a Delaware business trust, as Lessor and Certificate Trustee; Mellon Financial Services Corporation #4, a Pennsylvania corporation, as the Certificate Purchaser and Tranche B Lender; and Mellon Bank, N.A., a national banking association, as Construction Lender and Tranche A Lender.

     "Guaranty Agreement" means that certain Guaranty Agreement dated as of December 13, 1995 is made by FORE Systems Holding Corporation, a Delaware corporation, the Guarantor, in favor of Mellon Bank, N.A., as Construction Lender (together with the various financial institutions which may from time to time become lenders under the construction loan agreement referred to therein, and in the event of a refinancing, the Tranche A Lender and the Tranche B Lender and Mellon Financial Services Corporation #4, as Certificate Purchaser (together with its successors and assigns in such capacity).

     "Participation Agreement" means that certain Participation Agreement dated as of December 13, 1995, entered into by and among FORE Systems, Inc., a Delaware corporation, as Lessee, Guarantor and Construction Agent; Wilmington Trust Company, not in its individual capacity, except as expressly stated therein, but solely as trustee of Brush Creek Business Trust, a Delaware business trust, as Lessor and Certificate Trustee; Mellon Financial Services Corporation #4, a Pennsylvania corporation, as the Certificate Purchaser; and Mellon Bank, N.A., a national banking association, as Construction Lender.


                                   ARTICLE II

                                   AMENDMENTS

     SECTION 2.1. Amendment to Article I of the Guaranty Agreement.

     (a) The following definition contained in Section 1.1 of the Guaranty Agreement is hereby amended and restated to read in its entirety as follows:

     "Obligations" means all of the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due: all principal of the Note, interest accrued thereon, the Certificate Amount, Certificate Yield accrued thereon and all additional amounts and other sums at any time due and owing, and required to be paid, to the Participants by the Certificate Trustee under the terms of the Loan Agreement, the Note or any other Operative Documents and, in the event of a Refinancing, to the Tranche A Lenders and the Tranche B Lender under any


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Refinancing Loan Document; provided however, except for the representations and warranties of Guarantor provided herein, the liability of the Guarantor hereunder shall be strictly limited to the amount of the collateral required to be pledged by the Guarantor under (i) the Amended and Restated Pledge and Security Agreement and (ii) Pledge and Security Agreement-B (Refinancing), as applicable, from time to time; provided further, that the aggregate liability of the Guarantor hereunder and Lessee under the Guaranty for the principal amount of the Note outstanding at any time during the Interim Term guaranteed by this Guaranty Agreement and the Guaranty shall not exceed 86.6% of the then outstanding aggregate of the principal amount of the Note and the Certificate Amount at such time; and provided further, that with respect to an exercise of the Remarketing Option pursuant to Section 20.1 of the Lease, the amount guaranteed under this Guaranty shall not exceed the aggregate amounts Lessee is required to pay under the Lease and the other Operative Documents.


                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

     SECTION 3.1. Ratification of and References to the Guaranty Agreement. This Amendment shall be deemed to be an amendment to the Guaranty Agreement, and the guaranty Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Guaranty Agreement in any Operative Document or any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Guaranty Agreement as amended hereby.

     SECTION 3.2. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 3.3. Captions. Section captions used in this Amendment are inserted for convenience of reference only and shall not affect the construction of this Amendment or any provisions hereof.

     SECTION 3.4 Governing Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER REFINANCING LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH SHALL GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. This Amendment and the other Refinancing Loan Documents executed in connection herewith constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Guaranty to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                         FORE SYSTEMS HOLDING CORPORATION


                                         By:    /s/ THOMAS J. GILL
                                             ---------------------------------
                                             Name:  Thomas J. Gill
                                             Title: Treasurer



                                         MELLON FINANCIAL SERVICES
                                         CORPORATION NO. #4


                                         By:    /s/ STEPHEN R. VIEHE
                                             ---------------------------------
                                             Name:  Stephen R. Viehe
                                             Title: Vice President



                                         MELLON BANK, N.A.


                                         By:    /s/ BRIAN CIAVERELLA
                                             ---------------------------------
                                             Name:  Brian Ciaverella
                                             Title: Vice President